Last Updated 7/21/06

EXHIBIT 99.2
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2006 and 2005

		3 Mo. Ended June				6 Mo. Ended June
Line		2006		2005	Incr (Decr)	2006	2005	Incr (Decr)
	EARNINGS CONTRIBUTION BY SUBSIDIARY ($ Millions)

1	Arizona Public Service	$94		$64	$30	$88	$91	$(3)
2	Pinnacle West Energy	—		12	(12)	—	(8)	8
3	APS Energy Services	—		1	(1)	1	(2)	3
4	SunCor	8		11	(3)	30	19	11
5	El Dorado	—		—	—	(2)	(1)	(1)
6	Parent Company	9		(3)	12	5	16	(11)

7	Income From Continuing Operations	111		85	26	122	115	7

8	Loss From Discontinued Operations — Net of Tax	1		(58)	59	3	(64)	67
9	Cumulative Effect of Change in Accounting — Net of Tax	—		—	—	—	—	—

10	Net Income	$112		$27	$85	$125	$51	$74

	EARNINGS PER SHARE BY SUBSIDIARY — DILUTED

11	Arizona Public Service	$0.95		$0.66	$0.29	$0.89	$0.97	$(0.08)
12	Pinnacle West Energy	—		0.13	(0.13)	—	(0.09)	0.09
13	APS Energy Services	—		0.01	(0.01)	0.01	(0.03)	0.04
14	SunCor	0.08		0.11	(0.03)	0.30	0.21	0.09
15	El Dorado	—		—	—	(0.02)	(0.01)	(0.01)
16	Parent Company	0.08		(0.03)	0.11	0.05	0.17	(0.12)

17	Income From Continuing Operations	1.11		0.88	0.23	1.23	1.22	0.01

18	Income (Loss) From Discontinued Operations — Net of Tax	0.02		(0.60)	0.62	0.02	(0.68)	0.70
19	Cumulative Effect of Change in Accounting — Net of Tax	—		—	—	—	—	—

20	Net Income	$1.13		$0.28	$0.85	$1.25	$0.54	$0.71

21	BOOK VALUE PER SHARE	$33.00	*	$32.89	$0.11	$33.00 *	$32.89	0.11

	COMMON SHARES OUTSTANDING (Thousands)
22	Average — Diluted	99,640		96,299	3,341	99,562	94,189	5,373
23	End of Period	99,284		98,442	842	99,284	98,442	842

*	Estimate

See Glossary of Terms.	Page 2 of 31

Last Updated 7/21/06
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2006 and 2005

		3 Mo. Ended June			6 Mo. Ended June
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)
	ELECTRIC OPERATING REVENUES (Dollars in Millions)

	REGULATED ELECTRICITY SEGMENT
	Retail
24	Residential	$337	$268	$69	$539	$458	$81
25	Business	333	281	52	566	490	76

26	Total retail	670	549	121	1,105	948	157
	Wholesale revenue on delivered electricity
27	Traditional contracts	7	5	2	13	8	5
28	Off-system sales	22	12	10	34	12	22
29	Transmission for others	6	7	(1)	12	14	(2)
30	Other miscellaneous services	8	7	1	15	14	1

31	Total regulated operating electricity revenues	713	580	133	1,179	996	183

	MARKETING AND TRADING SEGMENT
32	Electricity and other commodity sales	90	71	19	175	160	15

33	Total operating electric revenues	$803	$651	$152	$1,354	$1,156	$198

	ELECTRIC SALES (GWH)

	REGULATED ELECTRICITY SEGMENT
	Retail sales
34	Residential	3,284	2,889	395	5,703	5,256	447
35	Business	3,971	3,684	287	7,170	6,726	444

36	Total retail	7,255	6,573	682	12,873	11,982	891
	Wholesale electricity delivered
37	Traditional contracts	181	200	(19)	396	355	41
38	Off-system sales	586	598	(12)	1,522	598	924
39	Retail load hedge management	621	702	(81)	799	1,452	(653)

40	Total regulated electricity	8,643	8,073	570	15,590	14,387	1,203

	MARKETING AND TRADING SEGMENT
41	Wholesale sales of electricity	3,862	5,009	(1,147)	7,753	11,069	(3,316)

42	Total electric sales	12,505	13,082	(577)	23,343	25,456	(2,113)

See Glossary of Terms.	Page 3 of 31

Last Updated 7/21/06
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2006 and 2005

		3 Mo. Ended June			6 Mo. Ended June
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)
	POWER SUPPLY ADJUSTOR (“PSA”) — REGULATED ELECTRICITY SEGMENT (Dollars in Millions)

43	Deferred fuel and purchased power regulatory asset — beginning balance	$169	$—	$169	$173	$—	$173
44	Deferred fuel and purchased power costs — current period	78	38	40	91	38	53
45	Interest on deferred fuel	3	—	3	4	—	4
46	Amounts recovered through revenues	(75)	—	(75)	(93)	—	(93)

47	Deferred fuel and purchased power regulatory asset — ending balance	$175	$38	$137	$175	$38	$137

	MARKETING AND TRADING SEGMENT PRETAX GROSS MARGIN ANALYSIS (Dollars in Millions)

	Realized and Mark-To-Market Components
48	Electricity and other commodity sales, realized (a)	$17	$18	$(1)	$29	$30	$(1)
49	Mark-to-market reversals on realized sales (a) (b)	(1)	(8)	7	(3)	(8)	5
50	Change in mark-to-market value of forward sales	—	3	(3)	2	10	(8)

51	Total gross margin	$16	$13	$3	$28	$32	$(4)

	By Pinnacle West Entit

52	Parent company marketing and trading division	$11	$6	$5	$10	$27	$(17)
53	APS	2	3	(1)	12	(1)	13
54	Pinnacle West Energy	—	—	—	—	5	(5)
55	APS Energy Services	3	4	(1)	6	1	5

56	Total gross margin	$16	$13	$3	$28	$32	$(4)

Future Marketing and Trading Mark-to-Market Realization
As of June 30, 2006, Pinnacle West had accumulated net mark-to-market gains of $44 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2006, $9 million; 2007, $21 million; and 2008, $14 million.

(a)	Net effect on pretax gross margin from realization of prior-period mark-to-market included in line 48 and in line 49 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 48 are included in line 49. For example, line 49 shows that a prior-period mark-to-market gain of $1 million was transferred to “realized” for the second quarter of 2006. A $1 million realized gain is included in the $17 million on line 48 for the second quarter of 2006.

(b)	Quarterly amounts do not total to annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.	Page 4 of 31

Last Updated 7/21/06
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2006 and 2005

		3 Mo. Ended June			6 Mo. Ended June
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)
	AVERAGE ELECTRIC CUSTOMERS

	Retail customers
57	Residential	930,402	888,509	41,893	930,601	889,238	41,363
58	Business	114,803	110,658	4,145	114,186	110,227	3,959

59	Total	1,045,205	999,167	46,038	1,044,787	999,465	45,322
60	Wholesale customers	76	76	—	76	79	(3)

61	Total customers	1,045,281	999,243	46,038	1,044,863	999,544	45,319

62	Customer growth (% over prior year)	4.6%	4.2%	0.4%	4.5%	4.1%	0.4%

	RETAIL SALES (GWH) — WEATHER NORMALIZED

63	Residential	3,105	2,905	200	5,619	5,344	275
64	Business	3,926	3,693	233	7,178	6,751	427

65	Total	7,031	6,598	433	12,797	12,095	702

	RETAIL USAGE (KWh/Average Customer)

66	Residential	3,530	3,252	278	6,128	5,911	218
67	Business	34,590	33,292	1,298	62,792	61,020	1,773

	RETAIL USAGE — WEATHER NORMALIZED (KWh/Average Customer)

68	Residential	3,337	3,269	68	6,038	6,010	29
69	Business	34,194	33,377	817	62,859	61,247	1,613

	ELECTRICITY DEMAND (MW)

70	System peak demand	6,624	6,458	166	6,624	6,458	166

See Glossary of Terms.	Page 5 of 31

Last Updated 7/21/06
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2006 and 2005

		3 Mo. Ended June			6 Mo. Ended June
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)
	ENERGY SOURCES (GWH)

	Generation production
71	Nuclear	1,198	1,619	(421)	2,918	3,866	(948)
72	Coal	3,183	3,088	95	6,266	6,028	238
73	Gas, oil and other	2,000	2,074	(74)	3,252	3,201	51

74	Total generation production	6,381	6,781	(400)	12,436	13,095	(659)

	Purchased power
75	Firm load	1,884	880	1,004	2,249	1,466	783
76	Marketing and trading	4,807	5,984	(1,177)	9,654	11,816	(2,162)

77	Total purchased power	6,691	6,864	(173)	11,903	13,282	(1,379)

78	Total energy sources	13,072	13,645	(573)	24,339	26,377	(2,038)

	POWER PLANT PERFORMANCE

	Capacity Factors
79	Nuclear	49%	67%	(18)%	60%	80%	(20)%
80	Coal	84%	83%	1%	83%	81%	2%
81	Gas, oil and other	28%	28%	0%	23%	22%	1%
82	System average	48%	49%	(1)%	47%	48%	(1)%

	Generation Capacity Out of Service and Replaced for Native Load (average MW/day) (a)
83	Nuclear	553	329	224	859	381	478
84	Coal	184	244	(60)	441	439	2
85	Gas	117	164	(47)	318	376	(58)

86	Total	854	737	117	1,618	1,196	422

(a)	Includes planned and unplanned outages

See Glossary of Terms.	Page 6 of 31

Last Updated 7/21/06
Pinnacle West Capital Corporation
Quarterly Consolidated Statistical Summary
Periods Ended June 30, 2006 and 2005

		3 Mo. Ended June			6 Mo. Ended June
Line		2006	2005	Incr (Decr)	2006	2005	Incr (Decr)
	ENERGY MARKET INDICATORS (a)

	Electricity Average Daily Spot Prices ($/MWh)
	On-Peak
87	Palo Verde	$51.30	$53.33	$(2.03)	$52.54	$51.54	$1.00
88	SP15	$55.39	$55.19	$0.20	$56.87	$55.45	$1.42
	Off-Peak
89	Palo Verde	$28.38	$33.03	$(4.65)	$35.15	$35.04	$0.11
90	SP15	$27.73	$34.73	$(7.00)	$36.26	$37.85	$(1.59)

	WEATHER INDICATORS

	Actual
91	Cooling degree-days	1,740	1,538	202	1,783	1,572	211
92	Heating degree-days	4	1	3	468	458	10
93	Average humidity	18%	20%	(2)%	23%	38%	(15)%
	10-Year Averages
94	Cooling degree-days	1,547	1,547	—	1,646	1,646	—
95	Heating degree-days	31	31	—	545	545	—
96	Average humidity	23%	23%	0%	32%	32%	0%

	ECONOMIC INDICATORS

	Building Permits — Metro Phoenix (b) (d)
97	Single-family	5,756	7,837	(2,081)	14,472	18,193	(3,721)
98	Multi-family	2,305	621	1,684	5,192	2,362	2,830

99	Total	8,061	8,458	(397)	19,664	20,555	(891)

	Arizona Job Growth (c) (d)
100	Payroll job growth (% over prior year)	4.7%	5.6%	(0.9)%	5.2%	5.1%	0.1%
101	Unemployment rate (%, seasonally adjusted)	4.3%	4.7%	(0.4)%	4.4%	4.6%	(0.2)%

Sources:

(a)	Average of daily prices obtained and used with permission from Dow Jones & Company, Inc.

(b)	Arizona Real Estate Center, Arizona State University W.P. Carey College of Business

(c)	Arizona Department of Economic Security

(d)	Economic indicators reflect latest available data through periods ended May 31, 2006.

See Glossary of Terms	Page 7 of 31